ADMINISTRATOR
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT ADVISER
      STCM MANAGEMENT COMPANY, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRUSTEES
      Lacy B. Herrmann, Chairman
      Theodore T. Mason, Vice Chairman
      Paul Y. Clinton
      Diana P. Herrmann
      Anne J. Mills
      Cornelius T. Ryan

OFFICERS
      Lacy B. Herrmann, President
      Charles E. Childs, III, Senior Vice President
      Diana P. Herrmann, Vice President
      John M. Herndon, Vice President & Assistant Secretary
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC INC.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG LLP
      345 Park Avenue
      New York, New York 10154

      Further information is contained in the Prospectus, which must precede or accompany this report.




SEMI-ANNUAL
REPORT

DECEMBER 31, 1998

(Logo of CCMT: triangle which contains a wave pattern in the left half and a grain of wheat in the right half and beneath this triangle are the three words: stability * liquidity * yield)

CAPITAL CASH
MANAGEMENT TRUST

A CASH MANAGEMENT INVESTMENT

(Logo of the Aquila Group of Funds: an eagle's head)

ONE OF THE
AQUILAsm GROUP OF FUNDS

(Logo of CCMT: triangle which contains a wave pattern in the left half and a grain of wheat in the right half and beneath this triangle are the three words: stability * liquidity * yield)

CAPITAL CASH MANAGEMENT TRUST

SEMI-ANNUAL REPORT

February 18, 1999

Dear Investor:

     We are pleased to provide you with the Semi-Annual Report for Capital Cash Management Trust for the six-month period ended
December 31,  1998.

     During this period, investors have witnessed much turbulence in the world's economies. Discomforting news from around the world caused substantial volatility even in our own financial markets. Over the past year, we have witnessed the lingering aftershocks of the Asian economic crisis, the political and economic turmoil occurring in Russia and the currency devaluation in Brazil.

     Yet, despite these global events, U.S. economic activity continues to exhibit few signs of a marked slowdown. Indeed, real Gross Domestic Product growth in the fourth quarter of 1998 was a robust 5.6% while the pace of job creation accelerated and the nations unemployment rate stood at a remarkably low 4.3%. Consumer confidence remains near record high levels while personal consumption continues to be stronger than expected due partially to the explosive growth in home refinancing which has been aided by the low interest rate environment.

     Keeping a watchful eye on both foreign and domestic events, the Federal Reserve lowered the target on the Federal Funds rate - the rate member banks charge each other for overnight loans - by 25 basis points on September 29th. Then, just over two weeks later in a surprise move, the Fed again eased monetary policy adding liquidity to the banking system with an additional 25 basis point cut in the Fed Funds rate. Driven by the concern that the global financial crisis was making it hard for companies to raise money, threatening the long expansion in the U.S., the Fed cut interest rates 25 basis points for the third time in seven weeks on November 17th. The Federal Funds rate now stands at 4.75%, 75 basis points lower than it was one year ago.

     As mentioned in previous report letters, yields on money market funds like the Trust, move in concert with rate policies pursued by the Federal Reserve. As of December 31, 1998, the Trust's seven-day yield was 4.73% compared to 5.25% for the seven-day period ending June 30, 1998.

     Looking forward, we are optimistic that the Trust will continue to provide investors attractive yields compared to alternative money market investments. Undoubtedly, economic activity and its influence on Federal Reserve monetary policy will have a direct effect on the Trust's yield over the next year. As long as the Federal Reserve maintains a gradual approach to regulating monetary policy, the Trust's Investment Sub-Adviser, STCM Management Company, Inc., will continue to pursue yield advantages through alertness to market opportunities by producing a highly competitive return without compromising safety.

     You can be assured that all those associated with the management of Capital Cash Management Trust will consistently work in the interest of your investment in the Trust. We very much value you as a shareholder and appreciate the confidence you have shown in Capital Cash Management Trust.

Sincerely,

Lacy B. Herrmann
President, Board of Trustees

Charles E. Childs, III
Senior Vice President and
  Portfolio Manager


CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)

       FACE
      AMOUNT   COMMERCIAL PAPER - 23.2%                                                       VALUE

               AUTOMOTIVE - 9.7%
  $   40,000   Ford Motor Credit Corp., 5.20%, 01/11/99                                   $   39,942
      40,000   Ford Motor Credit Corp., 5.16%, 01/11/99                                       39,943
      75,000   General Motors Acceptance Corp., 5.31%, 01/05/99                               74,956
                                                                                             154,841

               FINANCE - 5.0%
      80,000   Norwest Financial Inc., 5.18%, 01/12/99                                        79,873

               INSURANCE - 4.0%
      65,000   Prudential Funding Corp., 5.33%, 01/07/99                                      64,942

               TRAVEL & LEISURE SERVICES - 4.5%
      73,000   American Express Credit Corp., 5.05%, 01/29/99                                 72,713

                 Total Commercial Paper                                                      372,369

               U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 76.2%
     100,000   Federal Home Loan Mortgage Corporation, 4.95%, 01/04/99                        99,959
      47,000   Federal Home Loan Mortgage Corporation, 4.75%, 01/04/99                        46,981
      50,000   Federal Home Loan Mortgage Corporation, 5.11%, 01/06/99                        49,965
      67,000   Federal Home Loan Mortgage Corporation, 5.08%, 01/08/99                        66,934
     149,000   Federal Home Loan Mortgage Corporation, 5.13%, 01/11/99                       148,787
      70,000   Federal Home Loan Mortgage Corporation, 5.10%, 01/14/99                        69,871
      82,000   Federal Home Loan Mortgage Corporation, 4.83%, 01/14/99                        81,857
      70,000   Federal Home Loan Mortgage Corporation, 4.95%, 01/15/99                        69,865
      80,000   Federal Home Loan Mortgage Corporation, 5.07%, 01/21/99                        79,775
      65,000   Federal Home Loan Mortgage Corporation, 4.95%, 01/22/99                        64,812
      50,000   Federal Home Loan Mortgage Corporation, 5.01%, 01/22/99                        49,854
      35,000   Federal Home Loan Mortgage Corporation, 4.85%, 02/02/99                        34,849
      90,000   Federal Home Loan Mortgage Corporation, 4.92%, 02/17/99                        89,422
      90,000   Federal National Mortgage Association, 5.14%, 01/05/99                         89,949
      45,000   Federal National Mortgage Association, 5.08%, 01/08/99                         44,956
      20,000   Federal National Mortgage Association, 5.00%, 01/21/99                         19,944
      25,000   Federal National Mortgage Association, 4.83%, 01/21/99                         24,933
      88,000   Federal National Mortgage Association, 5.05%, 01/26/99                         87,691

                 Total U.S. Government Agency Discount Notes                               1,220,404

                 Total Investments  (cost $1,592,773*)                99.4%                1,592,773
                 Other assets in excess of liabilities                  .6                     9,925
                 Net Assets                                          100.0%              $ 1,602,698

                 (*) Cost for Federal tax purposes is identical.

  See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (UNAUDITED)


ASSETS
    Investments at value (cost $1,592,773)                                                $ 1,592,773
    Cash                                                                                       19,790
    Due from Administrator for reimbursement of expenses                                        4,011
    Other assets                                                                                3,429
      Total assets                                                                          1,620,003

LIABILITIES
    Accrued expenses                                                                           10,606
    Dividends payable                                                                           6,699
      Total liabilities                                                                        17,305

NET ASSETS (equivalent to $1.00 per share on 1,602,698 shares outstanding)                $ 1,602,698

Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share    $    16,027
    Additional paid-in capital                                                              1,586,671
                                                                                          $ 1,602,698

See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)



INVESTMENT INCOME:
        Interest Income                                                                                     $ 44,951

Expenses:
        Investment Adviser fees (note 2)                                                 $   1,671
        Administrator fees (note 2)                                                          1,254
        Legal fees                                                                           6,500
        Shareholders' reports                                                                5,000
        Trustees' fees and expenses                                                          4,300
        Audit and accounting fees                                                            4,000
        Registration fees and dues                                                           3,800
        Transfer and shareholder servicing agent fees                                        2,500
        Custodian fees                                                                       1,827
        Miscellaneous                                                                          464
                                                                                            31,316

        Investment Advisory fees waived (note 2)                                            (1,671)
        Administration fees waived (note 2)                                                 (1,254)
        Reimbursement of expenses by Administrator (note 2)                                (25,021)
        Expenses paid indirectly (note 4)                                                      (27)
              Net expenses                                                                                     3,343
              Net investment income                                                                         $ 41,608

See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                            SIX MONTHS ENDED            YEAR ENDED
                                                                            DECEMBER 31, 1998          JUNE 30, 1998

FROM INVESTMENT ACTIVITIES:
Net investment income                                                       $          41,608          $      84,332
Dividends to shareholders ($0.0252 and $0.0521 per share,
    respectively)                                                                     (41,608)               (84,332)
Change in net assets derived from investment activities                                  -                      -

FROM CAPITAL SHARE TRANSACTIONS:

                                          SHARES
                                     SIX MONTHS ENDED         YEAR ENDED
                                    DECEMBER 31, 1998       JUNE 30, 1998

Proceeds from shares sold                   1,029,826           1,888,398           1,029,826              1,888,398
Reinvested dividends                           41,549              81,780              41,549                 81,780
Cost of shares redeemed                    (1,081,446)         (1,792,565)         (1,081,446)            (1,792,565)
  Change in net assets from
    capital share transactions                (10,071)            177,613             (10,071)               177,613
Change in net assets                                                                  (10,071)               177,613

NET ASSETS:
    Beginning of period                                                             1,612,769              1,435,156
    End of period                                                           $       1,602,698          $   1,612,769

See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capital Cash Management Trust (the "Trust") is a Massachusetts business trust established on August 20, 1976 as a successor to the money-market fund, the STCM Corporation, which commenced operations on July 8, 1974.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule
2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:
Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     STCM Management Company, Inc. (the "Adviser") became Investment Adviser to the Trust in February, 1992. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services for which it receives a fee which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.20% of the Trust's average daily net asets. The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Trust other than those relating to the investment portfolio and the accounting records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.15% of the Trust's average daily net assets. Details regarding the services provided by the Adviser and the Administrator are provided in the Trust's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each has agreed that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 1.5% of the first $30 million of average annual net assets of the Trust plus 1% of its average annual net assets in excess of $30 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the six months ended December 31, 1998 inasmuch as the Adviser and the Administrator voluntarily waived their entire fees in the amount of $1,671 and $1,254, respectively. In addition, in order to comply with this expense limitation, the Administrator reimbursed expenses in the amount of $17,126. Also, the Administrator has undertaken to waive fees or reimburse the Trust to the extent that annual expenses exceed 0.60 of 1% of average net assets in any fiscal year and therefore reimbursed expenses in the amount of $6,233. Further, the Administrator voluntarily reimbursed additional expenses of $1,662. For the six months ended December 31, 1998, these expense reimbursements amounted to $25,021. Of this amount, $21,010 was paid prior to December 31, 1998 and the balance was paid in early January 1999.

     Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid to the Distributor for such share distribution.

3. DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payment monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4. EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.


CAPITAL CASH MANAGEMENT TRUST
FINANCIAL HIGHLIGHTS
(UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         SIX MONTHS
                                                           ENDED                      YEAR ENDED JUNE 30,
                                                         12/31/98      1998       1997       1996       1995       1994


Net Asset Value, Beginning of Period                      $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Income from Investment Operations:
    Net investment income                                  0.0252     0.0521     0.0489     0.0518     0.0497     0.0309

Less Distributions:
    Dividends from net investment income                  (0.0252)   (0.0521)   (0.0489)   (0.0518)   (0.0497)   (0.0309)

Net Asset Value, End of Period                            $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Total Return (%)                                             2.54+      5.33       5.00       5.29       5.09       3.14

Ratios/Supplemental Data
    Net Assets, End of Period ($ in thousands)              1,603      1,613      1,435      1,765      1,660      1,713
    Ratio of Expenses to Average Net Assets (%)              0.40*      0.40       0.41       0.41       0.42       0.30
    Ratio of Net Investment Income to Average Net
      Assets (%)                                             4.99*      5.21       4.88       5.16       4.98       3.06

The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)              3.75*      5.14       6.48       5.74       5.00       4.71
    Ratio of Net Investment Income (Loss) to Average
      Net Assets (%)                                         1.64*      0.47      (1.19)     (0.17)     (0.40)     (1.35)

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)              0.40*      0.40       0.40       0.40       0.40       0.28

+  Not annualized.

*  Annualized.

See accompanying notes to financial statements.


PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Trust have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Trust and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Trust are ready by the beginning of the year 2000.

            The Trust is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Trust's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

            As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Trust will be significantly affected by year 2000 problems.

            We will continue to keep you up-to-date through future communications.